                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934


                               October 22, 1999
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                         HANGER ORTHOPEDIC GROUP, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

          Delaware                 0-10670            84-0904275
----------------------------     -----------       ---------------
(State or other jurisdiction     (Commission        (IRS Employer
      of incorporation)          File Number)       Identification
                                                       Number)

     Two Bethesda Metro Center, Suite 1300, Bethesda, Maryland    20814
             (Address of principal executive offices)           (zip code)
    ----------------------------------------------------------------------

      Registrant's telephone number, including area code: (301) 986-0701
                                                          --------------
      7700 Old Georgetown Road, Bethesda, Maryland
    ----------------------------------------------------------------------
      (Former Address)

Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.
          -----------------------------------------------------

          (a)  Financial Statements of Businesses Acquired.
          ---  -------------------------------------------

    On July 15, 1999, Hanger Orthopedic Group, Inc. ("Hanger") filed a Form 8-K reporting its acquisition of NovaCare Orthotics and Prosthetics, Inc. ("NovaCare O&P") and including NovaCare O&P financial statements for its fiscal years ended June 30, 1997 and 1998 (audited) and nine-month periods ended March 31, 1998 and 1999 (unaudited).

    The purpose of this Form 8-K is to file audited financial statements of NovaCare O&P for its fiscal year ended June 30, 1999, which will be incorporated by reference into Hanger's Registration Statement on Form S-4 (File No. 33-85045) relating to an exchange offer for its 11 1/4% Senior Subordinated Notes due 2009. Attached hereto are (i) NovaCare O&P consolidated balance sheet, dated June 30, 1999, (ii) NovaCare O&P consolidated statement of operations, consolidated statement of net investment and consolidated statement of cash flows for the fiscal year ended June 30, 1999, and (iii) the report of independent accountants and notes to the NovaCare O&P financial statements.

                                  SIGNATURES
                                  ----------


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: October 22, 1999  HANGER ORTHOPEDIC GROUP, INC.



                        By: /s/ Richard A. Stein
                            ------------------------
                            Richard A. Stein
                            Vice-President-Finance,
                             Secretary and Treasurer

                         INDEX TO FINANCIAL STATEMENTS


                                                                  Page
                                                                  ----

NovaCare Orthotics and Prosthetics, Inc.:

        Report of Independent Accountants...................      F-1
        Consolidated balance sheet dated June 30, 1999......      F-2
        Consolidated statement of operations for the
          fiscal year ended June 30, 1999...................      F-3
        Consolidated statement of net investment for the
          fiscal year ended June 30, 1999...................      F-4
        Consolidated statement of cash flows for the
          fiscal year ended June 30, 1999...................      F-5
        Notes to consolidated financial statements..........      F-6

                       Report of Independent Accountants


To the Board of Directors and
Shareholder of NovaCare
Orthotics and Prosthetics, Inc.


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, net investment and of cash flows present fairly, in all material respects, the financial position of NovaCare Orthotics and Prosthetics, Inc. and its subsidiaries ("the Company") at June 30, 1999, and the results of their operations and their cash flows for the year ended June 30, 1999, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 13, 1999

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Consolidated Balance Sheet
June 30, 1999
-------------------------------------------------------------------------
(In thousands)



                                                                                                1999

                                                      Assets
Current assets:
    Accounts receivable, net of allowance of $8,700                                              $58,327
    Inventories                                                                                   32,312
    Deferred income taxes                                                                          2,525
    Other current assets                                                                           3,102
                                                                                               ---------
        Total current assets                                                                      96,266

Property and equipment, net                                                                       13,479
Excess cost of net assets acquired, net                                                          258,894
Other assets, net                                                                                  2,540
                                                                                               ---------
                                                                                                $371,179
                                                                                               ---------

                                   Liabilities and NovaCare, Inc. Net Investment

Current liabilities:
    Current portion of financing arrangements-third parties                                      $12,383
    Accounts payable and accrued expenses-related party                                           94,592
    Accounts payable and accrued expenses-third parties                                           29,252
                                                                                                --------

        Total current liabilities                                                                136,227

Financing arrangements, net of current portion - third parties                                    24,922
Deferred income taxes                                                                              5,156
Other                                                                                              1,220
                                                                                                --------

 Total liabilities                                                                               167,525

Commitments and contingencies

NovaCare, Inc. net investment                                                                    203,654
                                                                                                --------

                                                                                                $371,179
                                                                                                --------


       The accompanying notes are an integral part of these consolidated financial statements.

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Consolidated Statement of Operations
For the Year Ended June 30, 1999
-------------------------------------------------------------------------
(In thousands)




                                                                             1999


Net revenues                                                                 $278,820
Cost of services                                                              223,409
                                                                          ------------

      Gross profit                                                             55,411

Selling, general and administrative expenses                                   15,971
Selling, general and administrative  expenses
    allocated from  related party                                              17,015
Provision for uncollectible accounts                                           10,332
Amortization of excess cost of net
    assets acquired                                                             7,430
                                                                          ------------

      Income from operations                                                    4,663

Interest expense-related party                                                 (5,891)
Interest expense-third parties                                                 (2,811)
Royalty expense-related party                                                 (12,583)
Minority interest                                                                (200)
                                                                          ------------

Loss before income tax benefit                                                (16,822)
Income tax benefit                                                             (3,400)
                                                                          ------------

      Net loss                                                               $(13,422)
                                                                          ------------

       The accompanying notes are an integral part of these consolidated financial statements.

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Consolidated Statement of Net Investment
For the Year Ended June 30, 1999
------------------------------------------------------------------------
(In thousands)

Balance at June 30, 1998                                                       $99,490

Net contributions from NovaCare, Inc.                                          117,586

Net loss                                                                       (13,422)
                                                                           ------------

Balance at June 30, 1999                                                      $203,654
                                                                           ------------


       The accompanying notes are an integral part of these consolidated financial statements.

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Consolidated Statement of Cash Flows
For the Year Ended June 30, 1999
--------------------------------------------------------------------
(In thousands)




                                                                            1999
Cash flows from operating activities:
    Net loss                                                                $(13,422)
    Adjustments to reconcile net loss to
      net cash flows provided by operating activities:
      Depreciation and amortization                                           11,741
      Provision for uncollectible accounts                                    10,332
      Minority interest                                                          200
      Deferred income taxes                                                     (302)
      Changes in assets and liabilities
        Accounts receivable                                                  (12,707)
        Inventories                                                            5,667
        Other current assets                                                   1,024
        Accounts payable and accrued expenses -
           third parties                                                       5,564
        Other, net                                                            (1,302)
                                                                         ------------

           Net cash flows provided by operating activities                     6,795
                                                                         ------------

Cash flows from investing activities:
    Payments for businesses acquired                                          (9,289)
    Additions to property and equipment                                       (4,804)
                                                                         ------------

           Net cash flows used in investing activities                       (14,093)
                                                                         ------------

Cash flows from financing activities:
    Payment of long-term debt and credit
      arrangements - third parties                                           (14,359)
    Net advances from related party                                           19,698
                                                                         ------------

           Net cash flows provided by financing activities                     5,339
                                                                         ------------

Net decrease in cash and cash equivalents                                     (1,959)

Cash and cash equivalents, beginning of year                                   1,959
                                                                         ------------

Cash and cash equivalents, end of year                                         $   -
                                                                         ------------


       The accompanying notes are an integral part of these consolidated financial statements.

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Notes to Consolidated Financial Statements
June 30, 1999
--------------------------------------------------------------------------------
(In thousands)



1.   Summary of Significant Accounting Policies

     Nature of Operations
     NovaCare Orthotics and Prosthetics, Inc. (the "Company") is a wholly owned subsidiary of NovaCare, Inc. (the "Parent"). The Company provides clinical services to patients including the design, fitting, fabrication and servicing of orthotic and prosthetic devices. Orthotic devices are used to provide external support, correction or protection to patients suffering from musculoskeletal conditions. Prosthetic devices are artificial limbs used by patients who have suffered the loss of a limb as a result of vascular diseases, diabetes, cancer, or trauma.

     Basis of Presentation
     The financial statements of the Company include the consolidated financial position, results of operations, and cash flows of the Company. The Parent's historical cost basis of assets and liabilities has been reflected in the Company's financial statements. The financial information in these financial statements is not necessarily indicative of results of operations, financial position and cash flows that would have occurred if the Company had been a separate stand-alone entity during the periods presented or of future results.

     Principles of Consolidation
     The consolidated financial statements include the accounts of the Company, its majority-owned subsidiaries and companies effectively controlled through management agreements. All significant intercompany accounts and transactions between the Company and its subsidiaries have been eliminated. The Company recognizes a minority interest in its Balance Sheet and Statement of Operations for the portion of majority-owned subsidiaries attributable to its minority owners.


     Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and Cash  Equivalents
     The Company considers its holdings of highly liquid debt and money-market instruments to be cash equivalents if the securities mature within 90 days from the date of acquisition. These investments are carried at cost, which approximates fair value.

     Net Revenues
     Net revenues are reported at the net realizable amounts from customers and third-party payors. Net revenues generated directly from Medicare and Medicaid reimbursement programs represented 35% of the Company's consolidated net revenues for the year ended June 30, 1999.

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Notes to Consolidated Financial Statements
June 30, 1999
--------------------------------------------------------------------------------
(In thousands)


     Inventories
     Inventories consist of customized orthotic and prosthetic merchandise held for sale, work in process and raw materials and are carried at the lower of cost or market. Cost of inventories is determined by the first-in, first-out method.

     Property and  Equipment
     Property and equipment are stated at cost. Depreciation is provided on a straight-line basis over the estimated useful lives of the assets, which range principally from three to seven years for property and equipment and 30 to 40 years for buildings. Leasehold improvements are amortized over the lesser of the lease term or the asset's estimated useful life. Property and equipment also include external and incremental internal costs incurred to develop major business systems.

     Excess Cost of Net Assets Acquired
     Assets and liabilities acquired in connection with business combinations accounted for under the purchase method are recorded at their respective fair values. Deferred taxes have been recorded to the extent of the difference between the fair value and the tax basis of the assets acquired and liabilities assumed. The excess of the purchase price over the fair value of net assets acquired, including the recognition of applicable deferred taxes, consists of non-compete agreements, customers lists, and goodwill and is amortized on a straight-line basis over the estimated useful lives of the assets which range from five to 40 years.

     Effective July 1, 1997, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of
     Long-Lived Assets and for Long-Lived Assets to be Disposed of", which establishes accounting standards for the impairment of long-lived assets, certain identified intangible assets and goodwill related to those assets to be held and used and for long-lived assets and certain intangible assets to be disposed of. In accordance with SFAS No. 121, the Company reviews the realizability of long-lived assets, certain intangible assets and goodwill whenever events or circumstances occur which indicate recorded cost may not be recoverable. The Company also reviews the overall recoverability of goodwill based primarily on estimated future undiscounted cash flows.

     If the expected future cash flows (undiscounted) are less than the carrying amount of such assets, the Company recognizes an impairment loss for the difference between the carrying amount of the assets and their estimated fair value. In estimating future cash flows for determining whether an asset is impaired, and in measuring assets that are impaired, assets are grouped by geographic region.

     Other Assets
     Other  assets  consist  principally  of  acquired  patents,   and  security
     deposits.

     Income Taxes
     The Company records deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns in accordance with SFAS No.
     109. See further  discussion of income tax transactions  with the Parent in
     Note 2.

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Notes to Consolidated Financial Statements
June 30, 1999
--------------------------------------------------------------------------------
(In thousands)


 2. Related Party Transactions

     As  a  NovaCare,   Inc.  subsidiary,   the  Company  entered  into  several
     arrangements where other NovaCare, Inc. subsidiaries charged fees for services that those subsidiaries provided to the Company.

     Upon a change of control of the Company, certain of these arrangements may be voided and the Company will no longer be subject to these fees. The Company will, however, be responsible for obtaining independent financing and will incur selling, general and administrative expenses related to the provision of these services.

     The following is a listing of the related party transactions reflected in the historical financial statements of the Company.

     Trademarks
     The Company is charged a royalty fee equal to a percentage of revenues for the use of the "NovaCare" name and trademark. Fees are paid to the Parent on a quarterly basis in accordance with the trademark agreement. As of April 1, 1999, the trademark agreement was terminated and the Company was no longer charged a fee for the use of the "NovaCare" name and trademark.

     Advances and Financing Arrangements
     The Company participated in the Parent's centralized cash management system to finance operations and acquisitions. The Company's cash deposits are transferred to the Parent on a daily basis. The Parent funds the Company's disbursement bank accounts as required. When disbursements exceed deposits, the Parent advances the difference to the Company through an interest-free accrued liability account. Assuming a LIBOR plus 1.5% borrowing rate, which approximates the Parent's borrowing rate, interest expense on net advances from the Parent would have been approximately $7,141 for the year ended June 30, 1999.

     In addition, certain advances from the Parent to the Company were funded through a line of credit arrangement. The annual interest rate on the line of credit was the prime rate of the Parent's lending bank plus 1.5% on the daily outstanding balance. Interest due to the Parent was paid quarterly in accordance with the loan agreement. As of April 1, 1999, the line of credit was satisfied by contribution of the balance under the line of credit to net investment by the Parent, and the loan agreement was terminated. Noncash contributions to net investment during the year ended June 30, 1999 were $117,586 and represent noncash financing activities.

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Notes to Consolidated Financial Statements
June 30, 1999
-----------------------------------------------------------------------------
(In thousands)


     Allocated Selling, General and Administrative
     The Parent has historically provided leased office space at the Parent's headquarters and certain selling, general and administrative services to the Company including shared management, legal, information systems, finance, and human resources. These expenses were allocated to the Company based on net revenues, specific utilization, or other methods which management of the Company believes to be reasonable.

     The expenses allocated to the Company for these services are not necessarily indicative of the expenses that would have been incurred if the Company had been a separate, independent entity that had managed these functions or if the Company contracted for these services with an independent third party.

     Income Taxes
     The Company is included in the consolidated Federal income tax return of the Parent. All tax payments are made by the Parent on behalf of the Company. The Company includes the liability for tax payments in its accrued liability account with the Parent. Current and deferred tax expense, included in these statements, was calculated as if the Company had filed separate income tax returns.

     Under a tax sharing agreement with the Parent, the Company is entitled to the tax benefits, attributable to the Company's losses, which are used in the Parent's consolidated return.

     Benefits and Payroll Service Fees
     The Company contracted with NovaCare Employee Services, Inc. (NCES), to provide payroll and benefit management administration. Under the agreement, NCES is reimbursed for all payroll and related benefit costs in addition to an administrative fee. Administrative fees incurred, related to this agreement were $6,638 for the year ended June 30, 1999. This amount is included in selling, general and administrative expenses allocated from related party. Additionally, payroll and related benefits expense disbursed by NCES for the Company approximated $2,415 for the year ended June 30, 1999.

3.   Acquisition Transactions

     There were no acquisitions during the year ended June 30, 1999. During the years ended June 30, 1998 and 1997, the Company acquired 42 and 33 businesses, respectively.

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Notes to Consolidated Financial Statements
June 30, 1999
------------------------------------------------------------------------------
(In thousands)




     Information with respect to businesses acquired in purchase transactions was as follows:

                                                      As of June 30,
                                                          1999

     Excess cost of net assets acquired                  $287,041
     Less: accumulated amortization                        28,147
                                                    -------------

                                                         $258,894
                                                    -------------




     Certain purchase agreements require additional payments if specific financial targets are met. Aggregate contingent payments in connection with these acquisitions at June 30, 1999 of approximately $15,910 have not been included in the initial determination of cost of the businesses acquired since the amount of such contingent consideration that may be paid in the future, if any, is not presently determinable. In connection with businesses acquired in prior years, the Company paid $8,526 in cash for the year ended June 30, 1999.

4.   Inventories

     Inventories consisted of the following:

                                                      As of June 30,
                                                          1999

     Materials and supplies                               $17,028
     Work in process                                       12,376
     Finished goods                                         2,908
                                                    -------------

                                                          $32,312
                                                    -------------

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Notes to Consolidated Financial Statements
June 30, 1999
--------------------------------------------------------------------------
(In thousands)



5.   Property and Equipment

     The components of property and equipment were as follows:





                                                      As of June 30,
                                                          1999

     Land and buildings                                     $477
     Property, equipment and furniture                    18,984
     Leasehold improvements                               10,665
                                                     -----------

                                                          30,126

     Less: accumulated depreciation                       16,647
                                                     -----------

                                                         $13,479
                                                     -----------



     Depreciation expense, including depreciation expense allocated by the Parent, for the year ended June 30, 1999 was $4,311.

6.   Accounts Payable and Accrued Expenses - Third Parties

     Accounts payable and accrued expenses are summarized as follows:


                                                      As of June 30,
                                                          1999
     Accounts payable                                    $10,498
     Accrued compensation and benefits                     8,968
     Accrued contingent purchase price                     4,761
     Accrued interest                                      1,632
     Other                                                 3,393
                                                     -----------

                                                         $29,252
                                                     -----------

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Notes to Consolidated Financial Statements
June 30, 1999
--------------------------------------------------------------------------
(In thousands)


7.   Financing Arrangements

     Financing arrangements consisted of the following:



                                                                      As of June 30,
                                                                           1999
     Subordinated promissory notes (6% to 9%),
      payable through 2007                                                $36,491
     Other                                                                    814
                                                                       -----------

                                                                           37,305
     Less:  Current portion                                                12,383
                                                                       -----------

                                                                          $24,922
                                                                       -----------



     Subordinated promissory notes consist primarily of notes to former owners of businesses acquired. Carrying value of the notes approximates fair value.

     The Company also had financing arrangements with a related party comprising a line of credit with NovaCare, Inc. (See Note 2).

     At June 30, 1999, aggregate annual maturities of financing arrangements were as follows for the next five fiscal years and thereafter:



         June 30,
         2000                                                            $12,383
         2001                                                             10,019
         2002                                                              7,980
         2003                                                              5,252
         2004                                                                252
         Thereafter                                                        1,419
                                                                      -----------

                                                                         $37,305
                                                                      -----------

     Interest paid on debt during 1999 was $9,151.

8.   Leases

     The Company rents office and clinical space, transportation and therapy equipment under non-cancelable operating leases.

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Notes to Consolidated Financial Statements
June 30, 1999
--------------------------------------------------------------------------
(In thousands)


     Future minimum lease commitments for all non-cancelable operating leases as of June 30, 1999 are as follows:



                                                                    Operating
     June 30,                                                        Leases
     2000                                                               $10,492
     2001                                                                 8,175
     2002                                                                 5,551
     2003                                                                 3,022
     2004                                                                 1,299
     Thereafter                                                             712
                                                                        -------
     Total minimum lease payments                                       $29,251
                                                                        -------

     Rent expense was approximately $14,153 for the year ended June 30, 1999.

9.   Income Taxes

     The components of income tax (benefit) expense were as follows:



                                                                      Year Ended
                                                                       June 30,
                                                                         1999
     Current:
     Federal                                                          $ (3,223)
     State                                                                 125
                                                                    -----------

                                                                        (3,098)
                                                                    -----------

     Deferred:
          Federal                                                         (236)
          State                                                            (66)
                                                                    -----------

                                                                          (302)
                                                                    -----------

                                                                      $ (3,400)
                                                                    -----------

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Notes to Consolidated Financial Statements
June 30, 1999
--------------------------------------------------------------------------
(In thousands)


      The components of net deferred tax assets (liabilities) as of June 30, 1999 were as follows:



                                                                           As of June 30,
                                                                              1999

      Accruals and reserves not currently deductible
           for tax purposes                                                    $2,099
      Other                                                                       426
                                                                          -----------

          Gross deferred tax assets                                             2,525
                                                                          -----------

      Depreciation and capital leases                                          (5,156)
                                                                          -----------

          Gross deferred tax liabilities                                       (5,156)
                                                                          -----------

          Net deferred tax liability                                         $ (2,631)
                                                                          -----------


      The reconciliation of the expected tax benefit (computed by applying the Federal statutory tax rate to income before income taxes) to actual tax benefit was as follows:



                                                                 Year Ended
                                                                  June 30,
                                                                    1999
      Expected federal income tax benefit                           $(5,888)
      State income taxes, less federal benefit                           81
      Non-deductible nonrecurring items                                  56
      Non-deductible amortization of excess
         cost of net assets acquired                                  1,738
      Other, net                                                        613
                                                                -----------

                                                                    $(3,400)
                                                                -----------

NovaCare Orthotics and Prosthetics, Inc. and Subsidiaries
(A Wholly-owned Subsidiary of NovaCare, Inc.)
Notes to Consolidated Financial Statements
June 30, 1999
--------------------------------------------------------------------------
(In thousands)


10.  Benefit Plans

     Retirement Plans
     Through the Parent, the Company participates in defined contribution 401(k) plans covering substantially all of its employees. The Company's portion of contributions made to the plans by the Parent for the year ended June 30, 1999 was $823.

     Stock Option Plans
     Certain employees of the Company participate in the Parent's stock option plans. Under the plans, substantially all options are granted for a term of up to 10 years at prices equal to the fair market value at the date of grant. Upon a change of control, options vest immediately and no further liability would accrue to either the Company or the Parent.

11.  Commitments and Contingencies

     The Company is subject to legal proceedings and claims which arise in the ordinary course of its business, including a claim of $10 million related to alleged contingent additional payments under a business purchase agreement. In the opinion of management, the amount of ultimate liability, if any, with respect to these actions will not have a materially adverse effect on the financial position, liquidity or results of operations of the Company.

12.  Year End Adjustment

     As a result of a physical inventory, the Company recorded a fourth quarter adjustment of approximately $13.5 million, reducing inventory and increasing cost of services. Book inventory amounts during the year were determined based on a cost of services estimate established at the time of the prior physical inventories.

13.  Subsequent Events

     The Company was acquired by Hanger Orthopedic Group, Inc. on July 1, 1999.